UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Shift4 Payments, Inc.

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Your Vote Counts! SHIFT4 PAYMENTS, INC. 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET SHIFT4 PAYMENTS, INC. 2202 NORTH IRVING STREET ALLENTOWN, PA 18109 D84142-P73139 You invested in SHIFT4 PAYMENTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by making a request prior to May 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote prior to the Annual Meeting, visit www.ProxyVote.com Control # Vote Virtually at theAnnual Meeting* Date: June 10, 2022 Time: 12:00 PM EDT Smartphone users Point your camera here and vote without entering a control number Annual Meeting to be held virtually via the Internet at: www.virtualshareholdermeeting.com/FOUR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Nancy Disman 02) Sarah Goldsmith-Grover 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For 3. Approval, on an advisory (non-binding) basis, as to the frequency of future advisory votes on the compensation of the Company’s named executive officers. Year 1 4. Approval of the Amended and Restated Shift4 Payments, Inc. 2020 Incentive Award Plan. For NOTE: Such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D84143-P73139